UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2023

Pershing Square SPARC Holdings, Ltd.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-56597	87-3427627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

787 Eleventh Avenue, 9th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

(212) 813-3700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events.

On September 29, 2023, Pershing Square SPARC Holdings, Ltd. (the “Company”) effectuated its initial distribution (the “Distribution”) of up to 61,111,111 subscription warrants, referred to as special purpose acquisition rights (the “SPARs”). Each SPAR will be exercisable for two (2) shares of common stock of the surviving entity in connection with the Company’s business combination, at an exercise price to be determined at a future date, but which will be a minimum of $10.00.

The Company did not receive any proceeds as a result of the Distribution, and will not raise capital from public investors until after the Company has entered into a definitive agreement for its business combination and distributed to SPAR holders a prospectus included in a post-effective amendment to the Company’s registration statement on Form S-1 filed with the Securities and Exchange Commission (File No. 333-261376) (the “Registration Statement”). The Company intends to file a Current Report on Form 8-K promptly after the date that is thirty (30) days from the date hereof to disclose the final aggregate number of SPARs that were distributed pursuant to the Registration Statement.

In connection with the Distribution, the Company entered into the following arrangements, the forms of which were previously filed as exhibits to the Registration Statement:

•	Third Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on September 29, 2023;

•	SPAR Rights Agreement, dated as of September 29, 2023, between the Company and Continental Stock Transfer & Trust Company;

•	Advisor Warrant Agreement, dated as of September 29, 2023, between the Company and Continental Stock Transfer & Trust Company;

•	Registration Rights Agreement, dated as of September 29, 2023, among the Company and certain security holders;

•	Indemnity Agreement, dated as of September 29, 2023, between the Company and William Ackman;

•	Indemnity Agreement, dated as of September 29, 2023, between the Company and Ben Hakim;

•	Indemnity Agreement, dated as of September 29, 2023, between the Company and Michael Gonnella;

•	Indemnity Agreement, dated as of September 29, 2023, between the Company and Steve Milankov;

•	Indemnity Agreement, dated as of September 29, 2023, between the Company and Jennifer Blouin;

•	Indemnity Agreement, dated as of September 29, 2023, between the Company and Kathryn Judge;

•	Indemnity Agreement, dated as of September 29, 2023, between the Company and Linda Rottenberg;

•	Indemnity Agreement, dated as of September 29, 2023, between the Company and Lisa Gersh;

•	Indemnity Agreement, dated as of September 29, 2023, between the Company and Michael Ovitz;

•	Indemnity Agreement, dated as of September 29, 2023, between the Company and Jacqueline Reses;

•	Committed Forward Purchase Agreement, dated as of September 29, 2023, between the Company, and Pershing Square, L.P., Pershing Square International, Ltd. and Pershing Square Holdings, Ltd.;

•	Additional Forward Purchase Agreement, dated as of September 29, 2023, between the Company and PS SPARC I Master, L.P.;

•	Advisor Warrant Issuance Agreement, dated as of September 29, 2023, between the Company and Lisa Gersh;

•	Advisor Warrant Issuance Agreement, dated as of September 29, 2023, between the Company and Michael Ovitz;

•	Advisor Warrant Issuance Agreement, dated as of September 29, 2023, between the Company and Jacqueline Reses; and

•	Code of Conduct and Ethics, effective as of September 29, 2023.

On September 29, 2023, the Company issued a press release announcing the Distribution. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

3.1	Third Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on September 29, 2023

4.1	SPAR Rights Agreement, dated as of September 29, 2023, between the Company and Continental Stock Transfer & Trust Company

4.2	Advisor Warrant Agreement, dated as of September 29, 2023, between the Company and Continental Stock Transfer & Trust Company

10.1	Registration Rights Agreement, dated as of September 29, 2023, among the Company and certain security holders

10.2	Indemnity Agreement, dated as of September 29, 2023, between the Company and William Ackman

10.3	Indemnity Agreement, dated as of September 29, 2023, between the Company and Ben Hakim

10.4	Indemnity Agreement, dated as of September 29, 2023, between the Company and Michael Gonnella

10.5	Indemnity Agreement, dated as of September 29, 2023, between the Company and Steve Milankov

10.6	Indemnity Agreement, dated as of September 29, 2023, between the Company and Jennifer Blouin

10.7	Indemnity Agreement, dated as of September 29, 2023, between the Company and Kathryn Judge

10.8	Indemnity Agreement, dated as of September 29, 2023, between the Company and Linda Rottenberg

10.9	Indemnity Agreement, dated as of September 29, 2023, between the Company and Lisa Gersh

10.10	Indemnity Agreement, dated as of September 29, 2023, between the Company and Michael Ovitz

10.11	Indemnity Agreement, dated as of September 29, 2023, between the Company and Jacqueline Reses

10.12	Committed Forward Purchase Agreement, dated as of September 29, 2023, between the Company, and Pershing Square, L.P., Pershing Square International, Ltd. and Pershing Square Holdings, Ltd.

10.13	Additional Forward Purchase Agreement, dated as of September 29, 2023, between the Company and PS SPARC I Master, L.P.

10.14	Advisor Warrant Issuance Agreement, dated as of September 29, 2023, between the Company and Lisa Gersh

10.15	Advisor Warrant Issuance Agreement, dated as of September 29, 2023, between the Company and Michael Ovitz

10.16	Advisor Warrant Issuance Agreement, dated as of September 29, 2023, between the Company and Jacqueline Reses

14.1	Code of Conduct and Ethics, effective as of September 29, 2023

99.1	Press Release, dated September 29, 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pershing Square SPARC Holdings, Ltd.

Dated: September 29, 2023	By:	/s/ William A. Ackman
		Name:	William A. Ackman
		Title:	Chairman and Chief Executive Officer